SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 8, 2015

CHINA ELECTRONICS HOLDINGS, INC.
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152535	98- 0550385
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Building G-08, Guangcai Market, Foziling West Road, Lu’an City,
Anhui Province, PRC
Address of principal executive offices

Registrant's telephone number: 011-86-564-3224888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. Forward-looking statements are based on the Company’s current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. The Company cautions you therefore against relying on any of these forward-looking statements. These statements are subject to uncertainties and risks, including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). In addition, the Company disclaims any obligation to, and will not, except as required by applicable law, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 2.02 Results of Operations and Financial Condition

On April 8, 2015, China Electronics Holdings, Inc. (the “Company”) issued a press release announcing it will host its first investor conference call on Friday April 10, 2015, at 10am EST to provide an update the Company's success, failure and business in transition, review of the Company's past six years operating results since it went public, and review initiatives and business model of the potential acquisition target, China Crazy Buy.

A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 8, 2015, issued by China Electronics Holdings

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2015

CHINA ELECTRONICS HOLDINGS, INC.

By:	/s/ Hailong Liu
Hailong LIU
President and Chief Executive Officer